--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                   May 2, 2007

                        Integrated Silicon Solution, Inc.

                                 --------------
             (Exact name of registrant as specified in its charter)

           Delaware                  000-23084                   77-0199971
           ---------                 ---------                   ----------
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

                  1940 Zanker Road, San Jose, California 95112
             (Address of Principal Executive Offices of Registrant)

       Registrant's telephone number, including area code: (408) 969-6600

                    2231 Lawson Lane, Santa Clara, California
                95054 (Former name or former address, if changed
                               since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

      The information under this Item 2.02 is being furnished as contemplated by General Instruction B(2) to Form 8-K.

      On May 2, 2007, we announced selected financial results of our operations for the second fiscal quarter ended March 31, 2007. The complete release is attached to this report as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

      (d) Exhibits.

      99.1 Press Release dated May 2, 2007.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      INTEGRATED SILICON SOLUTION, INC.

Date:  May 2, 2007                    /s/ SCOTT D. HOWARTH
                                      ------------------------------------------

                                      Scott D. Howarth
                                      Vice-President and Chief Financial Officer

                                INDEX TO EXHIBITS

99.1              Press Release dated May 2, 2007